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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 MARCH 12, 2002

                            LUCENT TECHNOLOGIES INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                1-11639                                   22-3408857
         (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION NO.)


600 MOUNTAIN AVENUE, MURRAY HILL, NEW JERSEY                07974
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


                                 (908) 582-8500
                         (REGISTRANT'S TELEPHONE NUMBER)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 9. REGULATION FD DISCLOSURE

     On March 12, 2002, the registrant issued the press release, attached hereto as Exhibit 99.1.

     EXHIBITS.

     Exhibit  99.1                Press Release of Lucent Technologies Inc.
                                  dated March 12, 2002.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      LUCENT TECHNOLOGIES INC.

                                      /s/ John A. Kritzmacher
                                      -----------------------------
                                      Name:  John A. Kritzmacher
                                      Title: Senior Vice President and Corporate
                                             Controller



Dated:  March 12, 2002

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                                  EXHIBIT INDEX

Exhibit  99.1                      Press Release of Lucent Technologies Inc.
                                   dated March 12, 2002.